UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011 (July 15, 2011)

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000, San Antonio, Texas		78209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 828-7689

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

From time to time, senior management of Pioneer Drilling Company (the “Company”) meets with groups of investors and business analysts. The slides attached to this report have been prepared in connection with management’s participation in such meetings and participation in the Global Hunter Securities Conference on July 18-19, 2011. The slides provide an update on the Company’s operations and certain recent developments and are included in Exhibit 99.1 to this report and are incorporated herein by reference. The slides are available on the Company’s website at www.pioneerdrlg.com.

Safe Harbor Statement

Statements contained in Exhibit 99.1 to this report that state the Company’s or its management’s expectations and assumptions about future events are forward-looking statements intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company’s actual results could differ materially from those projected or assumed in such forward-looking statements. Factors that could affect those results include, among others, those mentioned in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 which has been filed with the Securities and Exchange Commission.

Item 8.01	Other Events.

On July 18, 2011, the Company issued a press release announcing that in connection with its underwritten public offering of 6,000,000 shares of common stock, par value $0.10 per share (the “Common Stock”), the underwriters exercised their option in full to purchase 900,000 additional shares of Common Stock (the “Option Shares”). A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The public offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-160416) with the Securities and Exchange Commission, as supplemented by a final prospectus supplement dated July 14, 2011, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The opinion of Fulbright & Jaworski L.L.P. regarding the validity of the Option Shares to be issued in connection with the offering described in this Item 8.01 is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Fulbright & Jaworski L.L.P., dated July 18, 2011, regarding the validity of the Option Shares

99.1	Slides for Company presentations to be used from time to time.

99.2	Press Release, dated July 18, 2011, announcing underwriters’ exercise of option to purchase 900,000 additional shares of common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By:	/s/ LORNE E. PHILLIPS
Lorne E. Phillips
Chief Financial Officer

Dated: July 18, 2011

Exhibit Index

Exhibit	Description

5.1	Opinion of Fulbright & Jaworski L.L.P., dated July 18, 2011, regarding the validity of the Option Shares

99.1	Slides for Company presentations to be used from time to time

99.2	Press Release, dated July 18, 2011, announcing underwriters’ exercise of option to purchase 900,000 additional shares of common stock